EXHIBIT 1.1


                  INTERNATIONAL SPECIALTY PRODUCTS INC.
                  -------------------------------------

                                Shares */
                              Common Stock
                            ($0.01 par value)

               Form of Common Stock Underwriting Agreement

                                                      New York, New York
                                                                  , 1998

[NAME OF MANAGING UNDERWRITER(S)]
As Representative(s) of the several Underwriters, [ADDRESS OF MANAGING UNDERWRITER(S)]


Ladies and Gentlemen:

            International Specialty Products Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, _________ shares of Common Stock, $0.01 par value per share (the "Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to ____ additional shares of Common Stock to cover over-allotments (the "Option Securities," and together with the Underwritten Securities, the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the "Incorporated Documents") which were filed under the Exchange Act on or before the Effective Date of the Registration



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*/Plus an option to purchase from International Specialty Products Inc. ____
- additional shares to cover over-allotments.




NYFS01...:\01\47201\0041\2011\AGR8138L.25D

Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

            (a) The Company meets the requirements for the use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (Registration No. 333-59593) on Form S-3, including the related Base Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related Base Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of base prospectus) or (2) after the Effective Date of such registration statement, pursuant to Rules 415 and 424(b)(2), (3) or
      (5), a prospectus supplement to the form of prospectus included in such registration statement. In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such Final Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.




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
            (b) On the Effective Date, and at all times subsequent thereto and including the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (any such date, a "Settlement Date"), and during such longer period as the Final Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment to the Registration Statement becomes effective, the Registration Statement (including any Rule 462 Registration Statement) and the Final Prospectus (as amended or supplemented if the Company shall have filed with the Commission an amendment or supplement thereto) complied, and will comply, in all material respects with the applicable provisions of the Act and did not, and will not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the Base Prospectus, Preliminary Prospectus or Final Prospectus, in light of the circumstances under which they were made) not misleading. No representation and warranty, however, is made in this paragraph (b) with respect to written information contained in or omitted from the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by or on behalf of you with respect to the Underwriters and the plan of distribution of the Securities expressly for use in connection with the preparation thereof.

            (c) Each of the Incorporated Documents, when the same was first filed with the Commission, complied in all material respects with the applicable provisions of the Act and the Exchange Act and the regulations promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, comply in all material respects with the applicable provisions of the Act and the Exchange Act and such regulations. None of such filed documents when they were filed (or, if an amendment with respect thereto was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading, and no such further document, when it is filed with the Commission, will contain an untrue statement of a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.




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
            (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the results of operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

            (e) Each significant subsidiary (as such term is defined in Rule 405 of the Regulations) (the "Significant Subsidiaries") of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have, singly or in the aggregate, a Material Adverse Effect. All of the issued and outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or indirectly, and in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts, other than as set forth in the Registration Statement and the Final Prospectus. Except as set forth in the Final Prospectus, there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind to which the Company is a party with respect to the capital stock of any Significant Subsidiary.

            (f) All of the currently outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The shares of Common Stock of the Company to be outstanding on the Closing Date, including the Securities, have been duly authorized and, when issued (and, in the case of the Securities, delivered and sold in accordance with the terms of this Agreement) will be validly issued, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. Upon delivery of and payment for the Securities in accordance with this Agreement, the Underwriters will receive valid title to those of the Securities to be purchased by them from the Company, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. The Company has, as of the date hereof, and will have, as of the Closing Date and the Settlement Date, if any, an authorized and outstanding capitalization as set forth in the Registration Statement and as shall be set forth in the Final Prospectus, both on an historical basis and as adjusted to give effect to the offering of the Shares. The Company's capital stock conforms to the description thereof set forth in the Registration Statement and as shall be set forth in the Final Prospectus.

            (g) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), (B) there have been no transactions entered into by the Company or any of its Significant Subsidiaries, other than those in the ordinary course of business, which are material with respect to the condition, financial or otherwise, or to the results of operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for regular quarterly dividends, if any.

            (h) The Company has the corporate power and authority to enter into and perform its obligations under this Agreement, and to issue, sell and deliver the Securities. This Agreement has been duly authorized, executed and delivered by the Company.

            (i) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other



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
      agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, the effect of which violation or default in performance or observance, singly or in the aggregate, would have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, and the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, or violate any applicable law, administrative regulation or administrative or court decree, in each case, the effect of which conflict, breach, default, lien, charge, encumbrance or violation, singly or in the aggregate, would have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries.

            (j) Except as described in the Registration Statement and the Final Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Significant Subsidiaries, which would, singly or in the aggregate, result in any Material Adverse Change or which would materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any of its Significant Subsidiaries is a party or of which any of their respective properties or assets is the subject which are not disclosed in the Registration Statement or the Final Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or to the results of operations, business or business prospects of the Company and its Significant Subsidiaries considered as one enterprise; and there have been no material developments with respect to any action, suit or proceeding, whether or not such action, suit or proceeding is described in the



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      Registration Statement or the Final Prospectus, which, singly or in the aggregate, would result in a Material Adverse Change.

            (k) Arthur Andersen LLP, the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Final Prospectus, are independent public accountants as required by the Act and the regulations promulgated thereunder.

            (l) The financial statements, including the notes thereto, included in or incorporated by reference in the Registration Statement and the Final Prospectus present fairly in all material respects the financial position of the Company and its subsidiaries and of the Company's predecessors as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and as shall be stated in the Final Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

            (m) The pro forma financial information of the Company and its subsidiaries and of the Company's predecessors included in or incorporated by reference in the Final Prospectus presents fairly in all material respects the information shown therein, and has been prepared on the basis described in the Final Prospectus.

            (n) Except as set forth in the Registration Statement or the Final Prospectus, neither the Company nor any of its Significant Subsidiaries has violated, or is in violation of, any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state laws relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which, in either case, singly or in the aggregate, would result in any Material Adverse Change.

            (o) Each of the Company and its Significant Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory



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      authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; each of the Company and its Significant Subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, except, in any case, singly or in the aggregate, where the failure to have such permits or fulfill and perform such obligations would not have a Material Adverse Effect; such permits contain no restrictions that are materially burdensome to the Company or its Significant Subsidiaries.

            (p) In the ordinary course of their business, the Company and its Significant Subsidiaries conduct reviews of the effect of Environmental Laws on the business, operations and properties of the Company and its Significant Subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, except as set forth in the Registration Statement or the Final Prospectus, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

            (q) The Company is not now, nor after giving effect to the offering and sale of the Securities and application of the net proceeds therefrom as shall be described in the Final Prospectus under the caption "Use of Proceeds" will it be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (r) Each Preliminary Prospectus filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act and the regulations promulgated thereunder.

            (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (other than registration statements that have



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      previously been filed) or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $___ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to _______ Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the Settlement Date. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 a.m., New York City time, on _______, 1998, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be



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postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at ________________, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the Settlement Date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Final Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you



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      reasonably object in writing, unless the Company shall conclude, upon the advice of counsel, that any such amendment or supplement must be filed at a time prior to obtaining your consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
      (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or



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      effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available (within the meaning of Section 11(a) of the Act and Rule 158 of the regulations thereunder) to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the regulations thereunder.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, a copy of a manually-signed Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of the Representatives, for a period of days following the Execution Time, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares



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
      of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company (including any Company stock fund utilized in connection with any employee benefit plan) in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

            (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; provided, however that nothing in this paragraph (g) shall prevent the Company from establishing and effecting transactions pursuant to a share repurchase program in compliance with applicable law.

            6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy, in all material respects, of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m., New York City time, on such date or (ii) 9:30 a.m., New York City time, on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m., New York City time, on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have



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
      been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) (i) The Company shall have requested and caused Weil, Gotshal & Manges LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date (and any Settlement Date, as the case may be) and addressed to the Representatives, to the effect that:

            (1) all of the currently outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights; the Securities have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                  (2) the Registration Statement has become effective under the
            Act; any required filing of the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date (or any Settlement Date, as the case may be) included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                  (3) this Agreement has been duly authorized, executed and
            delivered by the Company;

                  (4) the Company is not now, nor after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom as described in the Final Prospectus, will it be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (5) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained; and

                  (6) to our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (other than registration statements that have previously been filed) or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

                  (ii) The Company shall have requested and caused, Richard A. Weinberg, Esq., Executive Vice President and General Counsel of the Company, to have furnished to the Representatives his opinion dated the

      Closing Date (and any Settlement Date, as the case may be) and addressed to the Representatives, to the effect that:

                  (1) each of the Company and its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus, and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect;

                  (2) all of the issued and outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or indirectly, and in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts, other than as set forth in the Registration Statement and the Final Prospectus;

                  (3) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the Company's capital stock conforms in all material respects to the description thereof set forth in the Registration Statement and as shall be set forth in the Final Prospectus;

                  (4) to the knowledge of such counsel, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, threatened against or affecting the Company or any of its Significant Subsidiaries, which would, singly or in the aggregate, result in any Material Adverse Change and which is not disclosed in the Final Prospectus; and

                  (5) the issuance and sale of the Securities, and the
            consummation of the transactions contemplated hereby or the fulfillment of the terms hereof will not conflict with, constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Significant Subsidiaries or
            (ii) the terms of any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, or violate any applicable law, administrative regulation or administrative or court decree, in each case, the effect of which conflict, breach, default, lien, charge, encumbrance or violation, singly or in the aggregate, would have a Material Adverse Effect.

            In rendering their opinions required by subsections (b)(i) and (ii) of this Section, Weil, Gotshal & Manges LLP and Mr. Weinberg may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, Delaware corporate or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            Weil, Gotshal & Manges LLP and Mr. Weinberg shall additionally state that each such counsel (together with, in the case of Mr. Weinberg, attorneys on his staff acting under his supervision) have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Final Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Prospectus, no facts have come to such counsel's attention which lead it or him to believe that the Underwriters, on the date thereof or at the Closing Date (or the Settlement Date, as the case may be), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Final Prospectus).

            (c) The Representatives shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date (and any Settlement Date, as the case may be) and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and a Senior or Executive Vice President of the Company, dated the Closing Date (and any Settlement Date, as the case may be), to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the Closing Date (and any Settlement Date, as the case may be) with the same effect as if made on the Closing Date (and any Settlement Date, as the case may be) and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (and any Settlement Date, as the case may be);

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus, there has been no Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

            (e) The Company shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date (and any Settlement Date, as the case may be), letters, dated respectively as of the Execution Time and as of the Closing Date (and any Settlement Date, as the case may be), in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company included in or incorporated by reference in the Final Prospectus in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited
            financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information, incorporated by reference in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and its Significant Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 199_, nothing came to their attention which caused them to believe that:

                        (1) any unaudited financial statements included or
                  incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form l0-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus or

                        (2) with respect to the period subsequent to ______,
                  199__, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the ________, 199__, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from , 199__ to such specified date there were any decreases, as compared with ________, 199__, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
            Exhibit 12 to the Registration Statement, including the information set forth under the captions and in the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form l0-Q, incorporated by reference in the Registration Statement and the Final Prospectus, [insert reference to any such information appearing in a Current Report on Form 8-K incorporated by reference in the Registration Statement and the Final Prospectus] agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) on the basis of a reading of the unaudited pro forma
            financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

            References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or
      (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Significant Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or
      (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (g) Prior to the Closing Date (and any Settlement Date, as the case may be), the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (h) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from [each officer and director of the Company and [names of major stockholders]] addressed to the Representatives.]

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of _____________, counsel for the Underwriters, at _________________________, on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied (other than Section 6(c)), or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than in any case by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in each case with respect to the Preliminary Prospectus or Final Prospectus, in light of the circumstances under which they were made), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in [the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page ___ related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids] in any Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Final Prospectus.

            (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof (but the failure so to notify the indemnifying party shall not relieve it from any liability that it may have under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses). The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
      (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
      (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder). If such allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange; provided that any such suspension, limitation or minimum prices exists at the time of such termination,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the ____________ General Counsel (fax no.: (212) ___________) and confirmed to the General Counsel, ____________, at
______________, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (973) 628-3196 and confirmed to it at 1361 Alps Road, Wayne, New Jersey 07470, Attention: Legal Department.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.


            "Base Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement relating to all offerings of securities under the Registration Statement.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the Base Prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus included in the Registration Statement at the Effective Date that is used prior to the filing of the Final Prospectus.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, as last amended prior to the Effective Date including all exhibits and schedules thereto and all documents (including financial statements, financial schedules and exhibits) incorporated therein by reference and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such Rule 462(b) Registration Statement.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                        Very truly yours,

                        INTERNATIONAL SPECIALTY PRODUCTS INC.



                        By:
                             ---------------------------------
                              Name:
                              Title:


The foregoing Agreement is
hereby confirmed and accepted as
of the date first above written.

[NAME OF MANAGING UNDERWRITER(S)]


By:
     ---------------------------

      By:
          ----------------------
            Name:
            Title:


  For themselves and the other
  several Underwriters named in
  Schedule I to the foregoing
  Agreement.

[Form of Lock-Up Agreement]                                            EXHIBIT A




        [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER OF
                 INTERNATIONAL SPECIALTY PRODUCTS INC.]


                  International Specialty Products Inc.
                  -------------------------------------

                     Public Offering of Common Stock
                     -------------------------------



                                                                  ,19

[NAME OF MANAGING UNDERWRITER(S)]
As Representative[s] of the several Underwriters,

[ADDRESS OF MANAGING UNDERWRITER(S)]


Ladies and Gentlemen:

            This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between International Specialty Products Inc., a Delaware corporation (the "Company"), and [each of] you as representative[s] of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company.

            In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representative(s), offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities

Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by the Representative(s).

            If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                    Yours very truly,
                                    [SIGNATURE OF OFFICER, DIRECTOR OR MAJOR
                                    STOCKHOLDER]

                                    [NAME AND ADDRESS OF OFFICER, DIRECTOR OR
                                    MAJOR STOCKHOLDER]

                               SCHEDULE I
                               ----------


UNDERWRITERS                        NUMBER OF UNDERWRITTEN
------------                        SECURITIES TO BE PURCHASED
                                    --------------------------









Total.......................................................
                                                               ---------
                                                               =========








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